Assets Held For Sale	12 Months Ended
Dec. 31, 2025
Disclosure Of Investment Property Abstract [Abstract]
Assets Held For Sale	ASSETS HELD FOR SALE
In March 2025, Gibson Energy Inc. ("Gibson") and Baytex entered into a 15-year take-or-pay agreement under which Baytex constructed certain oil and gas infrastructure funded by Gibson over the period of construction. As at December 31, 2025, construction was complete, with $38.1 million of construction costs incurred, $23.3 million of advances received from Gibson and $0.4 million of construction payables outstanding. The oil and gas infrastructure assets were classified as assets held for sale at December 31, 2025 at their carrying value, which is equivalent to the fair value less costs to sell.

In February 2026, ownership transferred to Gibson upon completion and acceptance in accordance with the Construction and Conveyance Agreement. No gain or loss was recognized on transfer as the assets were sold at cost.
The following table summarizes cash flows from discontinued operations reported in the consolidated statements of cash flows:

Years Ended December 31	2025	2024

Cash provided by (used in) discontinued operations:
Operating activities	$940,645	$1,280,427
Financing activities	(207,371)	(85,592)
Investing activities	2,371,215	(787,098)
Increase in cash from discontinued operations	$3,104,489	$407,737